CTS Investor Presentation October 2024

Cautionary Statement Regarding Forward-Looking Statements Readers are cautioned that the statements contained in this document regarding expectations of our performance or other matters that may affect our business, results of operations, or financial condition are, or may be deemed to be, “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995.  Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical fact, included or incorporated in this document, including statements regarding our strategy, financial position, guidance, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, among others, are forward-looking statements.  Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “continued,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “might,” “could,” “intend,” “shall,” “possible,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “on track,” “poised,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions  are intended to identify these forward-looking statements , but the absence of these words does not mean that a  statement is not forward-looking.  These forward-looking statements are not guarantees of future performance, conditions or results.  Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions, including, without limitation, the integration of SyQwest, LLC.; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition); the amount and timing of any share repurchases; and the effect of any cybersecurity incidents on our business. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

LTM Adj. EBITDA Margin 22% LTM Adj. EPS $2.11 8% Diversified End Market Revenue CAGR LTM Revenue $513 million Global design and manufacturing capabilities Technical and application expertise applied across diverse and growing end markets Notes: 1 Last 12 months Revenue as of September 2024 2 Diversified end markets, previously referred as the “non-transportation” market, includes the industrial, aerospace & defense, and medical end markets. 3 Adj. EBITDA Margin and Adj. EPS are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 4 2018-2023 including acquisitions Sales/Technical Office Manufacturing Facility Aero & Defense Medical Industrial Transportation 4 3 1 CTS is a Leading Designer and Manufacturer of Custom Engineered Solutions that Sense, Connect and Move - Enabling an Intelligent and Seamless World  1 Diversified Markets 49% Revenue1 3 2 Europe 19% North America 57% Asia 24%

CTS Positioned to Deliver 10% Organic and Inorganic Growth Deep custom engineered capability and long-standing customer relationships Megatrend tailwinds – automation, healthcare innovation and electrification Strong new product pipeline –piezo formulations, medical applications, eBrakeTM Mid-Single Digit Organic Growth Clear strategy of growth and diversification led by diversified end markets Focus on technology to augment core capabilities Strong balance sheet and cash flow to support M&A strategy Strategic M&A focused on Value Creation Regional capabilities to serve customers reducing cross-border challenges Strong leadership team leveraging operational excellence to drive profitable growth Strengthening and aligning organizational capabilities through Focus 2025 initiative Global Footprint, Strong Execution Track Record

Automation Healthcare Innovation Industry 4.0 Factory Automation Passenger Safety Autonomous Underwater Vehicles Improved Diagnostics Minimally Invasive Procedures Therapeutics Patient Experience Secular Themes Drive Growth Across End Markets Applying deep domain expertise to solve today’s most pressing challenges Sustainability Electrification Reduced Emissions Energy Efficiency Fluid Metering

ALTERNATE VERSION: Deep Technical Expertise Provides a Sustainable Advantage Signal Processing Bulk Tapecast Single Crystal Textured Ultrasonic Imaging: Traditional, IVUS and High Definition Medical Therapeutics Piezoelectric Ceramics Position Sensing Capabilities Key Technologies Applications Current Sensing Hall Effect Inductive Force NTC Thermistors RF Filters EMI/EMC Crystal Oscillators Vehicle Controls Pro Audio / Video Medical Devices HVAC-R Medical Devices Condition Monitoring Aerospace and Defense Communications Infrastructure Temperature Sensing Ferromagnetics Circuit Design Core and busbar Electric Vehicles Renewable Energy Industrial Magnetics Advanced Ceramics Transducers Hydrophones Arrays and Electronics Naval Sonar Systems AUVs/UUVs Ordnance and Countermeasures Acoustic Sensing

2017 Revenues $423M Long-term target +10% CAGR Utilizing core capabilities and domain expertise in fast-growing end markets Investing in business development resources, process and technology capabilities Disciplined capital investments to support diversification strategy < 50% 10-20% 10-20% 20-30% LTM Revenues $513M 1 Growing Revenue in Diversified End Markets Notes: 1 Beginning in 2022, sales to Telecom & IT end-market are included in the Industrial end-market. Diversified market revenue is up from 35% to 49% with a goal of >50%

Addressable Market Size: $3.6B LTM Revenue:1 $119M -20% YOY Industrial Estimated Market Growth: Mid-single Digit Efficiency Material Expertise Up integration into sensors and transducers Drivers of Outperformance: INDUSTRIAL Enabling Efficiency and Automation in Industrial Markets Tailwinds from Sustainability and Efficiency-focused Macrotrends Sustainability Stratified Air (HVAC) Productivity Micro-positioning (Automation) Actuation (Industrial Printing) Accuracy (Metering) 1 LTM through September 2024

Intravenous Ultrasound High Resolution Ultrasound Drug Delivery Cardiac Rhythm (Wireless Pacemaker) Highly Precise Minimally Invasive MEDICAL Unlocking Important Innovation in Medical Markets Utilizing Technology to Enhance Patient Care and Experience Addressable Market Size: $1.5B LTM Revenue:1 $69M +4% YOY Estimated Market Growth: Mid-single Digit Strong growth in ultrasound modality Superior material performance enables share gains Drivers of Outperformance: 1 LTM through September 2024

Enhanced Performance Underwater Sonar Reliability Space Temperature Applications Vibration Monitoring Ordnance and Countermeasures AEROSPACE & DEFENSE Ensuring Performance and Reliability in Aerospace and Defense Higher Performance and Reliability in Mission Critical Harsh Environments Addressable Market Size: $1.5B LTM Revenue:1 $62M +25% YOY Estimated Market Growth: Mid-single Digit Increase in Defense spending EU expansion Up-integration into sensors, transducers Drivers of Outperformance: 1 LTM through September 2024

Electrification Creating Growth Opportunity in Transportation 11 TRANSPORTATION Light Vehicle Content Grows > 2x with Electrified Applications Chassis Height Sensor Accelerator Modules Brake Position Sensor Belt Tension Sensor Seat Track Position Sensor Seat Belt Buckle Switch Sensor 95% of existing light vehicle portfolio transitions to EVs New products expand future content per vehicle1 AC Motor Current Sensor eBrake™ Drive-Pad ™ First Award Secured Secured Awards In Development 1 Multiple patent applications pending on eBrake TM and Drive-Pad TM products Addressable Market Size: $2.7B LTM Revenue:1 $263M -13% YOY Estimated Market Growth: Low-single Digit Increased Content with New Products for electrified vehicles leading to expanded SAM Drivers of Outperformance: 1 LTM through September 2024

Improved Operational Efficiency Adj. Gross Margin +472 bps1 Adj. SG&A (488) bps1 Enhanced process improvement capability, business intelligence Strengthened Balance Sheet 74% operating cashflow2 106% free cash flow3 $229 million returned to shareholders4 Solid acquisition capacity Strategic Investments For Growth Enhanced front-end selling and marketing capabilities, tools Continued R&D investments for organic growth 9 acquisitions since 2013 Strong Execution Capabilities Notes:  1 Full Year 2023 compared to full year 2012 for Adjusted Gross Margin and Adjusted SG&A. 2 Full year 2023 operating cash flow as % of Adjusted EBITDA. 3 Full year 2023 free cash flow as % of Adjusted Net Earnings. Free Cash Flow is a non-GAAP financial measure.  4 Cumulative from 2013 to Q3 2024 through dividends & share repurchases. Refer to Appendix for the reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Cash Returned to Shareholders Dividend & Repurchases 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x Operating Cash Flow 15-18% of Sales Growth Capex ~4% of Sales Acquisitions 60-80% of FCF Capital Allocation Priorities Maintain healthy Balance Sheet Disciplined organic investments Growth resources and tools IT systems – ERP, analytics capabilities CTS OS – Operational improvements Strategic M&A – a growth priority Return capital to shareholders Capital Allocation Framework $229 million1 in cash returned to shareholders since 2013 1 Cumulative from 2013 to Q3 2024 through dividends & share repurchases.

Strategic Approach to M&A Strengthen Customer Relationships Geographical Expansion Enhance Technology Portfolio Attractive Financials Expand End Markets Expand Product & Applications ~ 5% of Sales Growth From M&A Disciplined approach to acquisitions ROI in excess of cost of capital Maintain balance sheet strength Synergistic opportunities Accretive to earnings

Strategic Acquisition – SyQwest, LLC Moving up the value chain, increasing value to Defense customers Surface Ships Submarines Torpedoes AUV/UUVs Enabling Sonar Systems for: Business Summary Accelerate CTS diversification strategy Deeper penetration into US defense Growth from continued military spending Move up the value chain More value add with defense customers Increased access to defense programs Expand technical expertise in key applications for piezoelectric ceramics Designer and manufacturer of acoustic sensing solutions for defense Acoustic sensor solutions for target detection Transducers that emit sound waves for sonar Hydrophones that receive sound waves Outboard electronics to filter, amplify and convert signal from hydrophones to inboard sonar Based in Cranston, RI Transaction Rationale

$2.25 3 $2.05 Notes:  1 CAGR based on mid point of 2024 guidance 2 Adjusted Diluted EPS is a non-GAAP financial measure. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. 3 Guidance includes the expected impact from the SyQwest acquisition FY 2024 Guidance Revenue ($ Millions) Adjusted Diluted EPS 2 $515 $525 3 2020-2024 CAGR 5% 1 Continued progress in medical, aerospace and defense end markets Gradual recovery in industrial end market with distribution as well as with OEM customers Softness in commercial vehicle-related sales in 2024  Light vehicle market 2024 production expected to be slightly down year-over-year. In China, foreign OEMs losing volume to Chinese OEMs. Tax rate expected to be in the range of 18-20% excluding discrete items Key Outlook Assumptions 2020-2024 CAGR 18% 1

20121 LTM2 Long-Term Target Revenue $304M $513M +10% per year Adj Gross Margin %3 30.1% 36.3% 36-38% Adj SG&A Expense %3 19.4% 16.5% 13-15% R&D Expense % 6.9% 4.5% 5-6% CapEx % 4.4% 3.2% ~4% 2 Financial Framework 1 1 2012 Financials from Continuing Operations. 2 LTM through September 2024. 3 Adj. Gross Margin and Adj. SG&A Expense are non-GAAP financial measures. Refer to the Appendix for reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Notes:

Appendix

01 02 03 Develop customer partnerships that are authentic and collaborative, resulting in mutually beneficial revenue growth Deeper Customer Relationships Build a culture of continuous improvement through the development of CTS Operation Systems and process improvement mindset Improved Operating Systems Improve revenue growth through strategic plan execution, M&A and active portfolio management Profitable Growth 04 Foster a culture aligned with our vision and values, Build leadership capabilities Organization Target 10% Revenue CAGR with 23% Adjusted EBITDA Focus 2025

Play to Win Responsiveness Simplicity Solution Oriented CTS Core Values

Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items. CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) restructuring-related charges; (3) environmental charges; (4) acquisition-related costs; (5) inventory fair value step-up costs; (6) foreign exchange (gains) losses; (7) non-cash pension expenses (income); and (8) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures.  Restructuring charges – costs primarily relating to workforce reductions, building and equipment relocations, asset impairment charges and other facility closure costs in connection with our continued optimization of our organization. Restructuring-related charges – costs related to restructuring actions that do not qualify as direct restructuring charges under U.S. GAAP. These include duplicative expenses arising from plant consolidation transition activities such as excess rent, utilities, personnel-related and other costs incurred prior to the start of production at a new location.  Environmental charges – costs associated with our non-operating facilities that are unrelated to ongoing operations. Currently, none of these costs and accruals relate to sites that provide revenue generating activities for the Company.  Acquisition-related costs – diligence and transaction costs related to acquisitions including related contingent earnout adjustments. Inventory fair value step-up costs – purchase accounting-related inventory costs from acquisitions. Foreign exchange (gains) losses – remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as the functional currency. Non-cash pension expenses (income) – pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities. Discrete tax items – non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items or due to tax law changes, etc.). At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition-related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Regulation G Schedules ($ Millions, except percentages) Adjusted Gross Margin Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, LTM Twelve Months Ended December 31, 2024 2023 2024 2023 2024 Q4-23 to Q3 -24 2023 2022 2021 2012 Gross margin $ 49.8 $ 46.4 $ 141.3 $ 148.8 $ 46.4 $ 183.4 $ 190.9 $ 210.5 $ 184.6 $ 91.5 Net sales   $ 132.4   $ 134.6   $ 388.3   $ 425.7   $ 130.2 $ 513.0 $ 550.4   $ 586.9   $ 512.9 $ 304.5 Gross margin as a % of net sales 37.6% 34.5% 36.4% 35.0% 35.6% 35.8% 34.7% 35.9% 36.0% 30.1% Adjustments to reported gross margin: Restructuring-related charges (b) — — 0.7 — 0.2 1.3 0.6 — — — Inventory fair value step-up (b) 1.4 — 1.4 — — 1.4 — 4.0 — — Adjusted gross margin   $ 51.2   $ 46.4   $ 143.3   $ 148.8   $ 46.6 $ 186.1 $ 191.5   $ 214.5   $ 184.6 $ 91.5   Adjusted gross margin as a % of net sales   38.6%   34.5%   36.9%   35.0%   35.8% 36.3% 34.8%   36.5%   36.0% 30.1%

Regulation G Schedules ($ Millions, except percentages) Adjusted SG&A Expenses Three Months Ended September 30, Nine Months Ended September 30, LTM Twelve Months Ended December 31, 2024 2023 2024 2023 Q4-23 to Q3-24 2023 2022 2021 2012 SG&A Expense $ 22.5 $ 18.7 $ 66.1 $ 64.3 $ 85.6 $ 83.8 $ 91.5 $ 82.6 $ 63.1 Net sales $ 132.4 $ 134.6 $ 388.3 $ 425.7 $ 513.0 $ 550.4 $ 586.9 $ 512.9 $ 304.5 SG&A expense as a % of net sales 17.0% 13.9% 17.0% 15.1% 16.7% 15.2% 15.6% 16.1% 20.7% Adjustments to reported SG&A expense: Environmental charges (a) (1.0) 0.4 (0.2) 3.1 0.2 3.5 2.8 2.3 — Acquisition-related costs (a) 1.3 — 0.7 0.2 0.9 0.4 0.8 — — Additional CEO search, legal costs and acquisition (a) — — — — — — — 2.5 Additional legal costs (a) — — — — — — — — 1.5 Total adjustments to reported SG&A expense $ 0.3 $ 0.4 $ 0.5 $ 3.3 $ 1.1 $ 3.9 $ 3.5 $ 2.3 $ 4.0 Adjusted SG&A expense $ 22.2 $ 18.3 $ 65.6 $ 61.0 $ 84.5 $ 79.9 $ 88.0 $ 80.3 $ 59.1 Adjusted SG&A expense as a % of net sales 16.8% 13.6% 16.9% 14.3% 16.5% 14.5% 15.0% 15.7% 19.4%

Regulation G Schedules ($ Millions, except percentages) Adjusted Operating Earnings Three Months Ended September 30, Nine Months Ended September 30, LTM Twelve Months Ended December 31, 2024 2023 2024 2023 Q4-23 to Q3-24 2023 2022 2021 Operating earnings $ 21.5 $ 18.2 $ 53.8 $ 58.8 $ 70.1 $ 75.1 $ 93.0 $ 76.5 Net sales $ 132.4 $ 134.6 $ 388.3 $ 425.7 $ 513.0 $ 550.4 $ 586.9 $ 512.9 Operating earnings as a % of net sales 16.2% 13.5% 13.8% 13.8% 13.7% 13.6% 15.8% 14.9% Adjustments to reported operating earnings: Restructuring charges (c) 0.8 3.2 3.7 6.0 4.7 7.1 1.9 1.7 Restructuring-related charges (b) — — 0.7 — 1.3 0.6 — — Environmental charges (a) (1.0) 0.4 (0.2) 3.1 0.2 3.5 2.8 2.3 Acquisition-related costs (a) 1.3 — 0.7 0.2 0.9 0.4 0.8 — Inventory fair value step-up (b) 1.4 — 1.4 — 1.4 — 4.0 — Total adjustments to reported operating earnings $ 2.5 $ 3.6 $ 6.2 $ 9.3 $ 8.5 $ 11.5 $ 9.5 $ 3.9 Adjusted operating earnings $ 23.9 $ 21.8 $ 60.0 $ 68.1 $ 78.6 $ 86.6 $ 102.5 $ 80.4 Adjusted operating earnings as a % of net sales 18.1% 16.2% 15.4% 16.0% 15.3% 15.7% 17.5% 15.7%

Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA Margin Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, LTM Twelve Months Ended December 31, 2024 2023 2024   2023 2024 Q4-23 to Q3-24 2023 2022 2021 Net earnings (loss) $ 18.7 $ 14.0 $ 44.5 $ 45.2 $ 14.7 $ 59.9 $ 60.5 $ 59.6 $ (41.9) Net sales $ 132.4 $ 134.6 $ 388.3 $ 425.7 $ 130.2 $ 513.0 $ 550.4 $ 586.9 $ 512.9 Net earnings (loss) margin 14.1% 10.4% 11.5% 10.6% 11.3% 11.7% 11.0% 10.2% -8.2% Depreciation and amortization expense 8.0 7.3 22.6 21.4 7.3 29.9 28.7 29.8 26.9 Interest expense 1.3 1.0 2.9 2.5 0.8 3.7 3.3 2.2 2.1 Tax expense (benefit) 3.8 4.8 9.4   12.3     3.1 11.7   14.6 21.2 (19.0) EBITDA 31.7 27.0 79.5 81.4 25.9 105.2 107.2 112.7 (31.8) Adjustments to EBITDA: Restructuring charges (c) 0.8 3.2 3.7 6.0 1.2 4.7 7.1 1.9 1.7 Restructuring-related charges (b) — — 0.7 — 0.2 1.3 0.6 — — Environmental charges (a) (1.0) 0.4 (0.2) 3.1 0.5 0.2 3.5 2.8 2.3 Acquisition-related costs (a) 1.3 — 0.7 0.2 (0.3) 0.9 0.4 2.5 — Inventory fair value step-up (b) 1.4 — 1.4 — — 1.4 — 4.0 — Non-cash pension and related expense (d) — — 0.1 — 0.1 0.1 — 4.8 132.4 Foreign currency loss (d) (1.3) (0.3) 0.8 2.3 0.6 0.5 2.0 4.9 3.3 Total adjustments to EBITDA 1.1 3.3 7.2 11.6 2.3 9.1 13.5 20.9 139.7 Adjusted EBITDA $ 32.9 $ 30.2 $ 86.6 $ 93.0 $ 28.2 $ 114.3 $ 120.7 $ 133.6 $ 107.9 Adjusted EBITDA Margin 24.8% 22.5% 22.3% 21.9% 21.7% 22.3% 21.9% 22.8% 21.0%

Regulation G Schedules ($ Millions, except percentages and per share amounts) Adjusted Net Earnings and Adjusted Diluted Earnings Per Share Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, 2024 2024 2023 2023 2024 2024 2023 2023 2024 2024 Per share Per share Per share Per share   Per share Net earnings (A) $ 18.7 $ 0.61 $ 14.0 $ 0.44 $ 44.5 $ 1.45 $ 45.2 $ 1.43 $ 14.7 $ 0.48 Adjustments to reported net earnings: Restructuring charges (c) 0.8 0.03 3.2 0.10 3.7 0.12 6.0 0.19 1.2 0.04 Restructuring-related charges (b) — — — — 0.7 0.02 — — 0.2 0.01 Environmental charges (a) (1.0) (0.03) 0.4 0.01 (0.2) (0.01) 3.1 0.10 0.5 0.02 Acquisition-related costs (a) 1.3 0.04 — — 0.7 0.02 0.2 0.01 (0.3) (0.01) Inventory fair value step-up (b) 1.4 0.05 — — 1.4 0.05 — — — — Non-cash pension and related expense (d) — — — — 0.1 — — — 0.1 — Foreign currency loss (d) (1.3) (0.04) (0.3) (0.01) 0.8 0.03 2.3 0.07 0.6 0.02 Total pretax adjustments to reported net earnings $ 1.2 $ 0.04 $ 3.3 $ 0.10 $ 7.2 $ 0.23 $ 11.7 $ 0.37 $ 2.3 $ 0.07 Income tax effect of above adjustments (f) (0.5) (0.02) (0.3) (0.01) (1.7) (0.05) (1.5) (0.04) (0.5) (0.02) Total adjustments, tax affected (f) (B) $ 0.7 $ 0.02 $ 3.0 $ 0.10 $ 5.5 $ 0.18 $ 10.2 $ 0.32 $ 1.8 $ 0.06 Tax adjustments: Other discrete tax items (e) — — — — 0.3 0.01 — — — — Total tax adjustments (C) $ — $ — $ — $ — $ 0.3 $ 0.01 $ — $ — $ — $ — Adjusted net earnings (A+B+C) and Adjusted net earnings per share $ 19.4 $ 0.63 $ 17.0 $ 0.54 $ 50.3 $ 1.64 $ 55.4 $ 1.75 $ 16.5 $ 0.54 Net sales $ 132.4 $ 134.6 $ 388.3 $ 425.7 $ 130.2 Net earnings as a % of net sales 14.1% 10.4% 11.5% 10.6% 11.3% Adjusted net earnings as a % of net sales 14.6% 12.6% 13.0% 13.0% 12.7%

Regulation G Schedules ($ Millions, except percentages and per share amounts) Adjusted Net Earnings and Adjusted Diluted Earnings Per Share NOTE: CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations (such as those items noted above in the paragraph titled “Non-GAAP Financial Measures”) or were not part of CTS’ business operations during a comparable period. LTM Twelve Months Ended December 31, Q4-23 to Q3-24 2023 2023 2022 2022 2021 2021 2020 2020   Per share Per share Per share Per share Per share Net earnings (loss) (A) $ 59.9 $ 1.94 $ 60.5 $ 1.92 $ 59.6 $ 1.85 $ (41.9) $ (1.30) $ 34.7 $ 1.06 Adjustments to reported net earnings (loss): Restructuring charges (c) 4.7 0.15 7.1 0.22 1.9 0.06 1.7 0.06 1.8 0.06 Restructuring-related charges (b) 1.3 0.04 0.6 0.02 — — — — — — Environmental charges (a) 0.2 — 3.5 0.11 2.8 0.09 2.3 0.07 2.8 0.08 Acquisition-related costs (a) 0.9 0.03 0.4 0.01 2.5 0.08 — — 0.3 0.01 Inventory fair value step-up (b) 1.4 0.05 — — 4.0 0.12 — — — — Non-cash pension and related expense (d) 0.1 — — — 4.8 0.15 132.4 4.10 2.5 0.08 Foreign currency loss (gain) (d) 0.5 0.02 2.0 0.06 4.9 0.15 3.3 0.10 (5.3) (0.16) Total pretax adjustments to reported net earnings (loss) $ 8.9 $ 0.29 $ 13.5 $ 0.42 $ 20.9 $ 0.65 $ 139.7 $ 4.33 $ 2.1 $ 0.07 Income tax effect of above adjustments (f) (2.5) 0.08 (2.4) (0.07) (1.6) (0.05) (31.1) (0.99) (1.7) (0.05) Total adjustments, tax affected (f) (B) $ 6.4 $ 0.21 $ 11.1 $ 0.35 $ 19.3 $ 0.60 $ 108.6 $ 3.34 $ 0.4 $ 0.02 Tax adjustments: Increase in valuation allowances (e) — — — — — — 0.9 0.0 0.2 0.01 Other discrete tax items (e) (1.3) (0.04) (1.6) (0.05) 0.2 0.01 (4.7) (0.14) 1.2 0.03 Total tax adjustments (C) $ (1.3) $ (0.04) $ (1.6) $ (0.05) $ 0.2 $ 0.01 $ (3.8) $ (0.11) $ 1.4 $ 0.04 Adjusted net earnings (A+B+C) and Adjusted Net Earnings Per Share $ 64.9 $ 2.11 $ 70.0 $ 2.22 $ 79.1 $ 2.46 $ 63.0 $ 1.93 $ 36.5 $ 1.12 Net sales $ 513.0 $ 550.4 $ 586.9 $ 512.9 $ 424.1 Net earnings (loss) as a % of net sales 11.7% 11.0% 10.2% -8.2% 8.2% Adjusted net earnings as a % of net sales 12.7% 12.7% 13.5% 12.3% 8.6%

Reflected in selling, general and administrative and other (expense) income, net. Reflected in cost of goods sold. Reflected in restructuring charges. Reflected in other (expense) income, net. Reflected in income tax expense (income). For 2021, the discrete tax items relate to items we deemed outside normal cash-generating operations including, $5.4 million of a stranded tax benefit from the U.S. Pension termination offset by $0.7 million of tax expense from tax costs associated with a one-time internal cash movement, and $0.9 million related to the addition of a valuation allowance for a foreign subsidiary. For 2022, the discrete tax items relate to the net impact to tax expense of expired research and development credits, including the release of associated reserves. For 2023, discrete tax items include adjusting for tax benefits resulting from $0.6 million for research and development tax credits from prior years, $0.8 million in foreign tax credits related to prior years from a 2023 tax law change, as well as $0.2 million from the release of uncertain tax benefits. For 2024, the discrete tax items relate to items we deemed outside normal cash-generating operations including the addition of a valuation allowance for a foreign subsidiary.  We determine the tax effect of non-GAAP adjustments by considering the tax laws and statutory income tax rates applicable in the tax jurisdictions of the underlying non-GAAP adjustments. For all periods presented, we applied the statutory income tax rates to the taxable portion of all of our adjustments. Our acquisition costs and foreign currency gains and losses included in our non-GAAP adjustments were not deductible for income tax purposes; therefore, no statutory income tax rate was applied to such costs. Regulation G Schedules

($ Millions, except percentages) Free Cash Flow ($ Millions, except percentages) Controllable Working Capital NOTE: CTS believes the controllable working capital ratio is a useful measure because it provides an objective measure of the efficiency with which CTS manages its short-term capital needs. NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company’s ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity. Regulation G Schedules September 30, December 31, 2024 2023 2023 2022 2021 Net accounts receivable $ 86.4 $ 89.6 $ 78.6 $ 90.9 $ 82.2 Net inventory $ 57.3 $ 65.4 $ 60.0 $ 62.3 $ 49.5 Accounts payable $ (45.0) $ (49.8) $ (43.5) $ (53.2) $ (55.5) Controllable working capital $ 98.7 $ 105.1 $ 95.1 $ 100.0 $ 76.2 Quarter sales $ 132.4 $ 134.6 $ 124.7 $ 142.3 $ 132.5 Multiplied by 4 4 4 4 4 4 Annualized sales $ 529.7 $ 538.2 $ 498.8 $ 569.1 $ 530.0 Controllable working capital as a % of annualized sales 18.6% 19.5% 19.1% 17.6% 14.4% Three Months Ended September 30, Nine Months Ended September 30, Twelve Months Ended December 31, 2024 2023 2024 2023 2023 2022 2021 Net cash provided by operating activities $ 35.4 $ 22.1 $ 73.3 $ 56.7 $ 88.8 $ 121.2 $ 86.1 Capital expenditures (3.9) (2.7) (12.5) (11.2) (14.7) (14.3) (15.6) Free cash flow $ 31.5 $ 19.4 $ 60.8 $ 45.6 $ 74.1 $ 106.9 $ 70.5 Operating cash flow as a percentage of net earnings (loss) 189% 158% 165% 125% 147% 203% -206% Operating cash flow as a percentage of adjusted EBITDA 108% 73% 85% 61% 74% 91% 80% Free cash flow as a percentage of adjusted net earnings 163% 114% 121% 82% 106% 135% 112%